                       SECURITIES AND EXCHANGE COMMISSION

                              450 FIFTH STREET, NW
                            WASHINGTON, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                               SEPTEMBER 19, 1997
                                 DATE OF REPORT

                                $171,326,953.09

                    CORESTATES HOME EQUITY LOAN TRUST 1996-1
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             (Exact name of registrant as specified in its charter)

                         HOME EQUITY LOAN CERTIFICATES

New York                         33-79544-07             36-7148609
                                 Series 1996-1
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(STATE OR OTHER JURISDICTION     (COMMISSION             (IRS EMPLOYER
OF INCORPORATION)                FILE NUMBER)            IDENTIFICATION
                                                         NUMBER)

                 c/o CoreStates Bank, N.A., as Master Servicer
                              1345 Chestnut Street
                         Philadelphia, Pennsylvania         19107
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES   (ZIP CODE)
              OF MASTER SERVICER)


MASTER SERVICER'S TELEPHONE NUMBER, INCLUDING AREA CODE:
(215) 973-3810
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                                                          Total Number of
                                                          Sequentially
                                                          Numbered Page   9
                                                          Exhibit Index
                                                          Appears on Page 4

Item 7.  Financial Statements and Exhibits

         The following exhibits are furnished herewith:

         21 Monthly servicing report prepared by the Master Servicer and sent to holders of the Certificates pursuant to Section 5.02(b) of the Pooling and Servicing Agreement covering the period of August 1, 1997 through August 31, 1997.

         25       Power of Attorney of The First National Bank of Chicago.*





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*Previously filed as an exhibit to Registrant's Current Report on From 8-K dated June 20, 1996 and incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 19, 1997         CORESTATES HOME EQUITY TRUST
                                  (Registrant)

                                  By The First National Bank
                                       of Chicago


                                    By /s/ Barbara M. Rothenberg
                                       -------------------------
                                           Barbara M. Rothenberg
                                           Attorney-in-Fact

                                 Exhibit Index


Exhibit No.                                                                                Page
-----------                                                                                ----
21.1             Monthly servicing report prepared by the Master                              5
                 Servicer and sent to holders of the Certificates
                 pursuant to Section 5.02(b) of the Pooling and
                 Servicing Agreement covering the period of
                 August 1, 1997 through August 31, 1997.

25               Power of Attorney of The First National Bank of Chicago.*





I:1996-1.15





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*Previously filed as an exhibit to Registrant's Current Report on From 8-K dated June 20, 1996 and incorporated herein by reference.